Exhibit 99.1

Berkshire Hills Reports First Quarter Net Income of $27.6 Million, or $0.63 per Share

•	Diversified 5 percent growth in average loans; relatively flat (-1%) average deposits
•	Cash and borrowing capacity at 117 percent of uninsured deposits
•	Tangible book value per share +4 percent to $21.89
•	TCE ratio of 7.9 percent and CET1 ratio of 12.1 percent
•	Added two prominent and well-respected board members – Karyn Polito and Eric Rosengren

BOSTON, April 20, 2023 - Berkshire Hills Bancorp, Inc. (NYSE: BHLB) today reported results for the first quarter of 2023. These results along with comparison periods are summarized below:

	Three Months Ended
($ in millions, except per share data)	Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022
Net income	$27.6	$30.5	$20.2
Per share	0.63	0.69	0.42
Operating earnings[1]	27.6	28.3	20.8
Per share	0.63	0.64	0.43
Net interest income, non FTE	$97.5	$102.1	$69.1
Net interest income, FTE	99.4	103.9	70.6
Net interest margin, FTE	3.58%	3.84%	2.61%
Non-interest income	16.6	15.7	20.7
Operating non-interest income[1]	16.6	15.5	21.4
Non-interest expense	$72.0	$70.0	$68.6
Operating non-interest expense[1]	72.0	72.6	68.5
Efficiency ratio[1]	59.5%	58.3%	72.6%

Average balances
Loans	$8,515	$8,082	$6,974
Deposits	9,676	9,731	10,036

Period-end balances
Loans	8,682	8,335	7,267
Deposits	10,068	10,327	10,699

1. See non-GAAP financial measures and reconciliation to GAAP measures on page 11

Berkshire CEO Nitin Mhatre stated “We continued to make steady progress on our BEST plan, while responding prudently to recent market turbulence in the quarter. Our teams continued to provide exceptional service to our clients, generating diversified loan growth and managing shifting deposit demand. Key financial metrics improved year-over-year driven by ongoing execution of BEST strategic initiatives. We welcomed new executives – David Rosato as Chief Financial Officer, James Brown as Head of Commercial Banking and Philip Jurgeleit as Chief Credit Officer in first quarter. We also bolstered our board further through addition of two prominent, well-respected board directors - Karyn Polito, former Massachusetts Lieutenant Governor, and Eric Rosengren, retired President of the Federal Reserve Bank of Boston. During the quarter, we were recognized as “America’s Best Mid-sized Employers in 2023” by Forbes, and “America’s Most Trustworthy Companies” in 2023 by Newsweek.”

“We are pleased with our financial performance in the first quarter,” stated CFO David Rosato. “Operating income of $27.6 million decreased by two percent linked-quarter and generated an operating return on average tangible common equity of 9.6 percent. These results included modestly higher non-interest income and a lower provision for credit losses on loans, which mostly offset lower net interest income. Net interest margin of 3.58 percent was 26 basis points lower than the fourth quarter due to higher funding costs which were only partially offset by higher loan yields. The loan-to-deposit ratio ended the quarter at 86 percent as loans increased $347 million or four percent from December 31, while deposits declined by $260 million or three percent at period-end, quarter-over-quarter. The increase in period-end loans was largely driven by $216 million in higher commercial balances and $153 million in higher residential mortgage balances. The reduction in deposits reflected a $179 million decrease in payroll deposits and an $81 million decrease in all other deposit balances. Capital generation supported both organic growth and four percent growth in tangible book value per share. Cash and equivalents increased $321 million to support more on-balance sheet liquidity in the current environment.”

	As of and For the Three Months Ended
	Mar. 31, 2023	Dec. 31, 2022	Mar. 31, 2022
Asset Quality
Net loan charge-offs to average loans	0.32%	0.58%	0.15%
Non-performing loans as a percentage of total loans	0.31%	0.37%	0.41%

Returns
Return on average assets[1]	0.94%	1.08%	0.70%
Return on average tangible common equity[1]	9.59%	10.59%	7.29%

Capital Ratios
Tangible common equity/tangible assets	7.9%	8.0%	8.8%
Tier 1 leverage	9.9%	10.2%	10.3%
Common equity Tier 1	12.1%	12.4%	13.9%
Tier 1 risk-based	12.4%	12.6%	14.1%
Total risk-based	14.4%	14.6%	16.1%

1. See non-GAAP measures and reconciliation to GAAP beginning on page 11.  All performance ratios are annualized and are based on average balance sheet amounts, where applicable.

Headquartered in Boston, Berkshire Hills Bancorp is the parent of Berkshire Bank. Providing a wide range of financial solutions through its consumer banking, commercial banking and wealth management divisions, the Bank has approximately $12.3 billion in assets and a community-based footprint of 100 financial centers in Massachusetts, New York, Vermont, Connecticut and Rhode Island. Access more information about Berkshire Hills Bancorp at ir.berkshirebank.com.

1Q 2023 Financial Highlights

Income Statement

•	GAAP and operating earnings totaled $27.6 million, or $0.63 per share.
•	Net interest income totaled $97.5 million in 1Q23 compared to $102.1 million in 4Q22.
o	Two fewer calendar days in 1Q23 (2% reduction in net interest income).
•	Net interest margin decreased 26 basis points from 4Q22 to 3.58% reflecting:
o	Higher cost of funds (increase of 59 basis points).
•	Includes higher deposit costs (increase of 40 basis points).
•	Includes $519 million increase in higher cost average borrowings.
o	Higher yields on the loan portfolio (increase of 29 basis points).
•	Provision for credit losses on loans totaled $9.0 million.
o	Allowance for credit losses on loans increased $1.7 million.
o	Net loan charge-offs totaled $6.9 million.
o	Net loan charge-off ratio of 0.32%.
•	Non-interest income totaled $16.6 million in 1Q23 compared to $15.7 million in 4Q22.
o	Wealth management revenue increased $484 thousand. At March 31, 2023, wealth assets under supervision totaled $1.9 billion, including $1.4 billion under management.
o	Gain on SBA loan sales decreased $485 thousand.
•	Non-interest expense totaled $72.0 million in 1Q23, compared to $70.0 million in 4Q22.
o	Operating non-interest expense totaled $72.0 million in 1Q23 and $72.6 million in 4Q22.
o	Compensation and benefits expense increased $1.1 million, primarily reflecting seasonally higher payroll and benefit-related costs in 1Q23.
o	Technology and communications expense decreased $258 thousand.
o	Non-interest expense includes non-operating amounts totaling ($36) thousand in 1Q23 and ($2.6) million in 4Q22.
o	The efficiency ratio was 59.5% for 1Q23 compared to 58.3% for 4Q22 and 72.6% for 1Q22.
•	The effective income tax rate was 16.7% for 1Q23 compared to 14.6% in 4Q22 and 18.7% for the full-year of 2022.

Loans

•	Commercial real estate loans totaled $4.2 billion at March 31, 2023, a $136 million increase from December 31, 2022.
o	Average commercial real estate loans totaled $4.2 billion in 1Q23, a $232 million increase from 4Q22.
•	Commercial and industrial loans totaled $1.6 billion at March 31, 2023, an $80 million increase from December 31, 2022.
o	Average commercial and industrial loans totaled $1.5 billion in 1Q23, a $56 million increase from 4Q22.
•	Residential mortgage loans totaled $2.4 billion at March 31, 2023, a $153 million increase from December 31, 2022.
o	Average residential mortgage loans totaled $2.3 billion in 1Q23, a $169 million increase from 4Q22.
•	Consumer loans totaled $528 million at March 31, 2023, a $23 million decrease from December 31, 2022.
o	Average consumer loans totaled $539 million in 1Q23, a $24 million decrease from 4Q22.

Deposits

•	Non-interest bearing deposits totaled $2.7 billion at March 31, 2023, a $201 million decrease from December 31, 2022.
o	Average non-interest bearing deposits totaled $2.7 billion in 1Q23, a $170 million decrease from December 31, 2022.
•	Time deposits totaled $2.1 billion at March 31, 2023, a $479 million increase from December 31, 2022.
o	Average time deposits totaled $1.8 billion in 1Q23, a $253 million increase from December 31, 2022.

ESG & CORPORATE RESPONSIBILITY UPDATE

Berkshire is a purpose-driven, values-guided, community-centered bank. Berkshire’s ESG activities are central to its strategy. Key highlights in the quarter include:

•	The Company released its 2022 ESG Report, Purpose & Performance that Matters which highlights Berkshire’s environmental, social, and governance dimensions of its business.

•	Berkshire was again listed in the Bloomberg Gender Equality Index, named by Newsweek as one of America’s Most Trustworthy Companies, and Forbes’ America’s Best Midsize Employers. Berkshire also received a 2023 Communitas Award for Leadership in Corporate Responsibility, and the Company maintained its top quartile ESG rating performance.

Forward Looking Statements: This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “remain,” “target” and similar expressions. There are many factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect our expectations only as of the date of this document. Berkshire does not undertake any obligation to update forward-looking statements.

INVESTOR CONTACT Kevin Conn Investor Relations 617.641.9206 kaconn@berkshirebank.com	MEDIA CONTACT Gary Levante Corporate Communications 413.447.1737 glevante@berkshirebank.com

###

SELECTED FINANCIAL HIGHLIGHTS (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
NOMINAL AND PER SHARE DATA
Net earnings per common share, diluted	$0.63	$0.69	$0.42	$0.50	$0.42
Operating earnings per common share, diluted (2)(3)	0.63	0.64	0.62	0.51	0.43
Net income, (thousands)	27,637	30,505	18,717	23,115	20,196
Operating net income, (thousands) (2)(3)	27,608	28,254	27,928	23,562	20,789
Net interest income, non FTE	97,533	102,092	92,084	81,358	69,063
Net interest income, FTE (5)	99,441	103,937	93,799	82,918	70,587
Total common shares outstanding, end of period (thousands)	44,411	44,361	45,040	45,788	47,792
Average diluted shares, (thousands)	44,036	44,484	45,034	46,102	48,067
Total book value per common share, end of period	22.42	21.51	20.93	22.15	22.89
Tangible book value per common share, end of period (2)(3)	21.89	20.95	20.36	21.56	22.30
Dividends per common share	0.18	0.18	0.12	0.12	0.12
Dividend payout ratio	28.98%	26.59%	29.35%	25.24%	30.46%

PERFORMANCE RATIOS (4)
Return on equity	9.11%	10.06%	6.30%	7.82%	6.79%
Operating return on equity (2)(3)	9.10	9.32	9.40	7.97	6.99
Return on tangible common equity (2)(3)	9.59	10.59	6.76	8.33	7.29
Operating return on tangible common equity (2)(3)	9.59	9.83	9.92	8.48	7.49
Return on assets	0.94	1.08	0.66	0.82	0.70
Operating return on assets (2)(3)	0.94	1.00	0.99	0.84	0.72
Net interest margin, FTE (5)	3.58	3.84	3.48	3.11	2.61
Efficiency ratio (3)	59.51	58.25	62.01	66.60	72.61

FINANCIAL DATA (in millions, end of period)
Total assets	$12,320	$11,663	$11,317	$11,579	$12,097
Total earning assets	11,615	10,913	10,604	10,849	11,401
Total loans	8,682	8,335	7,943	7,803	7,267
Total deposits	10,068	10,327	9,988	10,115	10,699
Loans/deposits (%)	86%	81%	80%	77%	68%
Total shareholders' equity	$995	$954	$943	$1,014	$1,094

ASSET QUALITY
Allowance for credit losses, (millions)	$98	$96	$96	$99	$99
Net charge-offs, (millions)	(7)	(12)	(6)	(0)	(3)
Net charge-offs (QTD annualized)/average loans	0.32%	0.58%	0.30%	0.02%	0.15%
Provision (benefit)/expense, (millions)	$9	$12	$3	$-	$(4)
Non-performing assets, (millions)	29	33	40	29	32
Non-performing loans/total loans	0.31%	0.37%	0.48%	0.34%	0.41%
Allowance for credit losses/non-performing loans	363	309	254	368	335
Allowance for credit losses/total loans	1.13	1.15	1.21	1.27	1.37

CAPITAL RATIOS
Risk weighted assets, (millions) (6)	$9,447	$9,151	$8,823	$8,718	$8,386
Common equity Tier 1 capital to risk weighted assets (6)	12.1%	12.4%	12.7%	13.0%	13.9%
Tier 1 capital leverage ratio(6)	9.9	10.2	10.1	10.2	10.3
Tangible common shareholders' equity/tangible assets (3)	7.9	8.0	8.1	8.5	8.8

(1)	All financial tables presented are unaudited.
(2)	Reconciliations of non-GAAP financial measures, including all references to operating and tangible amounts, appear on page 11.
(3)	Non-GAAP financial measure. Operating measurements are non-GAAP financial measures that are adjusted to exclude net non-operating charges primarily related to acquisitions and restructuring activities. See page 11 for reconciliations of non-GAAP financial measures.
(4)	All performance ratios are annualized and are based on average balance sheet amounts, where applicable.
(5)	Fully taxable equivalent considers the impact of tax advantaged investment securities and loans.
(6)	Presented as projected for March 31, 2023 and actual for the remaining periods.

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	March 31,
(in thousands)	2023	2022	2022
Assets
Cash and due from banks	$121,589	$145,342	$151,814
Short-term investments	884,973	540,013	1,455,437
Total cash and cash equivalents	1,006,562	685,355	1,607,251

Trading securities, at fair value	6,584	6,708	7,798
Equity securities, at fair value	13,072	12,856	14,719
Securities available for sale, at fair value	1,407,271	1,423,200	2,032,575
Securities held to maturity, at amortized cost	574,606	583,453	612,174
Federal Home Loan Bank stock	44,245	7,219	10,829
Total securities	2,045,778	2,033,436	2,678,095
Less: Allowance for credit losses on investment securities	(71)	(91)	(99)
Net securities	2,045,707	2,033,345	2,677,996

Loans held for sale	1,906	4,311	300

Commercial real estate loans	4,231,510	4,095,079	3,763,951
Commercial and industrial loans	1,553,340	1,473,316	1,397,193
Residential mortgages	2,369,614	2,216,410	1,567,299
Consumer loans	527,503	550,504	538,880
Total loans	8,681,967	8,335,309	7,267,323
Less: Allowance for credit losses on loans	(97,991)	(96,270)	(99,475)
Net loans	8,583,976	8,239,039	7,167,848

Premises and equipment, net	78,710	85,217	92,971
Other intangible assets	23,279	24,483	28,332
Other assets	571,616	587,854	518,322
Assets held for sale	8,220	3,260	3,988
Total assets	$12,319,976	$11,662,864	$12,097,008

Liabilities and shareholders' equity
Non-interest bearing deposits	$2,650,937	$2,852,127	$3,020,568
NOW and other deposits	959,417	1,054,596	2,546,799
Money market deposits	3,274,630	3,723,570	2,469,042
Savings deposits	1,069,915	1,063,269	1,133,877
Time deposits	2,112,646	1,633,707	1,528,922
Total deposits	10,067,545	10,327,269	10,699,208

Federal Home Loan Bank advances	904,395	4,445	14,563
Subordinated borrowings	121,176	121,064	97,569
Total borrowings	1,025,571	125,509	112,132

Other liabilities	231,380	256,024	191,807
Total liabilities	11,324,496	10,708,802	11,003,147

Common shareholders' equity	995,480	954,062	1,093,861
Total shareholders' equity	995,480	954,062	1,093,861
Total liabilities and shareholders' equity	$12,319,976	$11,662,864	$12,097,008

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,
(in thousands, except per share data)	2023	2022
Interest income	$132,316	$74,823
Interest expense	34,783	5,760
Net interest income, non FTE	97,533	69,063
Non-interest income
Deposit related fees	8,311	7,351
Loan fees and other	2,469	4,939
Gain on SBA loan sales	2,494	3,345
Wealth management fees	2,739	2,625
Other	359	3,166
Total non-interest income excluding gains/(losses)	16,372	21,426
Securities gains/(losses), net	234	(745)
Total non-interest income	16,606	20,681
Total net revenue	114,139	89,744

Provision expense/(benefit) for credit losses	8,999	(4,000)
Non-interest expense
Compensation and benefits	39,071	37,521
Occupancy and equipment	9,379	10,067
Technology and communications	9,471	8,527
Professional services	3,277	2,692
Other expenses	10,793	9,725
Merger, restructuring and other non-operating expenses	(36)	18
Total non-interest expense	71,955	68,550
Total non-interest expense excluding merger, restructuring and other	71,991	68,532

Income before income taxes	$33,185	$25,194
Income tax expense	5,548	4,998
Net income	$27,637	$20,196

Basic earnings per common share	$0.63	$0.42
Diluted earnings per common share	$0.63	$0.42

Weighted average shares outstanding:
Basic	43,693	47,668
Diluted	44,036	48,067

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands, except per share data)	2023	2022	2022	2022	2022
Interest income	$132,316	$121,384	$103,671	$87,379	$74,823
Interest expense	34,783	19,292	11,587	6,021	5,760
Net interest income, non FTE	97,533	102,092	92,084	81,358	69,063
Non-interest income
Deposit related fees	8,311	8,293	8,377	8,005	7,351
Loan fees and other	2,469	2,123	1,292	1,113	4,939
Gain on SBA loan sales	2,494	2,979	2,551	3,619	3,345
Wealth management fees	2,739	2,255	2,353	2,775	2,625
Other	359	(159)	2,154	1,812	3,166
Total non-interest income excluding gains/(losses)	16,372	15,491	16,727	17,324	21,426
Securities gains/(losses), net	234	163	(476)	(973)	(745)
Total non-interest income	16,606	15,654	16,251	16,351	20,681
Total net revenue	114,139	117,746	108,335	97,709	89,744

Provision expense/(benefit) for credit losses	8,999	12,000	3,000	-	(4,000)
Non-interest expense
Compensation and benefits	39,071	37,968	39,422	37,830	37,521
Occupancy and equipment	9,379	9,431	8,702	9,438	10,067
Technology and communications	9,471	9,729	8,719	8,611	8,527
Professional services	3,277	3,153	3,285	2,913	2,692
Other expenses	10,793	12,350	10,076	9,648	9,725
Merger, restructuring and other non-operating expenses	(36)	(2,617)	11,473	35	18
Total non-interest expense	71,955	70,014	81,677	68,475	68,550
Total non-interest expense excluding merger, restructuring and other	71,991	72,631	70,204	68,440	68,532

Income before income taxes	$33,185	$35,732	$23,658	$29,234	$25,194
Income tax expense	5,548	5,227	4,941	6,119	4,998
Net income	$27,637	$30,505	$18,717	$23,115	$20,196

Diluted earnings per common share	$0.63	$0.69	$0.42	$0.50	$0.42

Weighted average shares outstanding:
Basic	43,693	44,105	44,700	45,818	47,668
Diluted	44,036	44,484	45,034	46,102	48,067

AVERAGE BALANCES AND AVERAGE YIELDS AND COSTS

	Quarters Ended
	March 31, 2023			Dec. 31, 2022			March 31, 2022
	Average		Average	Average		Average	Average		Average
(in millions)	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
Assets
Commercial real estate	4,166	61	5.88%	3,934	55	5.46%	3,651	31	3.35%
Commercial and industrial loans	1,527	26	6.92	1,471	25	6.62	1,373	14	4.14
Residential mortgages	2,283	21	3.70	2,114	19	3.56	1,436	13	3.56
Consumer loans	539	10	7.24	563	10	7.00	514	5	4.24
Total loans	8,515	118	5.57	8,082	109	5.28	6,974	63	3.61
Securities (2)	2,261	13	2.23	2,294	13	2.20	2,649	13	1.95
Short-term investments and loans HFS	313	3	4.24	267	2	3.05	1,202	-	0.17
Total earning assets	11,089	134	4.85	10,643	123	4.56	10,825	76	2.82
Goodwill and other intangible assets	24			25			29
Other assets	692			653			639
Total assets	11,805			11,321			11,493

Liabilities and shareholders' equity
Non-interest-bearing demand deposits	2,706	-	-%	2,876	-	-%	2,968	-	-%
NOW and other	1,456	6	1.64	1,395	4	1.11	1,456	-	0.04
Money market	2,659	10	1.59	2,819	8	1.16	2,871	1	0.16
Savings	1,047	-	0.10	1,086	-	0.03	1,117	-	0.03
Time	1,808	10	2.13	1,555	5	1.21	1,624	3	0.71
Total cost deposits	9,676	26	1.09	9,731	17	0.69	10,036	4	0.17
Borrowings (3)	688	9	5.06	169	2	5.56	122	2	5.21
Total funding liabilities	10,364	35	1.36	9,900	19	0.77	10,158	6	0.23

Other liabilities	227			208			146
Total liabilities	10,591			10,108			10,304

Common shareholders' equity	1,214			1,213			1,189

Total shareholders' equity	1,214			1,213			1,189
Total liabilities and shareholders' equity	11,805			11,321			11,493
Net interest margin, FTE			3.58			3.84			2.61

Total average non-maturity deposits	7,868			8,176			8,412

Supplementary data
Net Interest Income, non FTE	97.533			102.092			69.063
FTE income adjustment	1.908			1.845			1.524
Net Interest Income, FTE	99.441			103.937			70.587

(1)	Interest income and expense presented on a fully taxable equivalent basis.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Average balances for borrowings includes the financing lease obligation which is presented under other liabilities on the consolidated balance sheet.

ASSET QUALITY ANALYSIS

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands)	2023	2022	2022	2022	2022
NON-PERFORMING ASSETS
Commercial real estate	$2,546	$2,434	$2,976	$8,277	$8,984
Commercial and industrial loans	12,155	17,023	21,008	4,891	5,618
Residential mortgages	9,442	8,612	10,407	10,331	11,079
Consumer loans	2,848	3,045	3,463	3,385	4,000
Total non-performing loans	26,991	31,114	37,854	26,884	29,681
Repossessed assets	2,462	2,209	2,175	2,004	2,004
Total non-performing assets	$29,453	$33,323	$40,029	$28,888	$31,685

Total non-performing loans/total loans	0.31%	0.37%	0.48%	0.34%	0.41%
Total non-performing assets/total assets	0.24%	0.29%	0.35%	0.25%	0.26%

PROVISION AND ALLOWANCE FOR CREDIT LOSSES ON LOANS
Balance at beginning of period	$96,270	$96,013	$99,021	$99,475	$106,094
Adoption of ASU No. 2022-02	(401)	-	-	-	-
Balance after adoption of ASU No. 2022-02	95,869	96,013	99,021	99,475	106,094
Charged-off loans	(7,936)	(12,995)	(7,424)	(1,593)	(6,048)
Recoveries on charged-off loans	1,059	1,252	1,416	1,139	3,429
Net loans charged-off	(6,877)	(11,743)	(6,008)	(454)	(2,619)
Provision (benefit)/expense for loan credit losses	8,999	12,000	3,000	-	(4,000)
Balance at end of period	$97,991	$96,270	$96,013	$99,021	$99,475

Allowance for credit losses/total loans	1.13%	1.15%	1.21%	1.27%	1.37%
Allowance for credit losses/non-performing loans	363%	309%	254%	368%	335%

NET LOAN CHARGE-OFFS
Commercial real estate	$122	$187	$(854)	$(76)	$(3,280)
Commercial and industrial loans	(5,695)	(10,914)	(4,931)	(237)	653
Residential mortgages	305	192	122	(30)	(50)
Home equity	16	(128)	1	33	135
Auto and other consumer	(1,625)	(1,080)	(346)	(144)	(77)
Total, net	$(6,877)	$(11,743)	$(6,008)	$(454)	$(2,619)

Net charge-offs (QTD annualized)/average loans	0.32%	0.58%	0.30%	0.02%	0.15%
Net charge-offs (YTD annualized)/average loans	0.32%	0.27%	0.16%	0.08%	0.15%

		Percent		Percent		Percent		Percent		Percent
		of Total		of Total		of Total		of Total		of Total
DELINQUENT AND NON-PERFORMING LOANS	Balance	Loans	Balance	Loans	Balance	Loans	Balance	Loans	Balance	Loans
30-89 Days delinquent	$14,210	0.16%	$12,162	0.15%	$14,662	0.18%	$36,184	0.46%	$13,517	0.19%
90+ Days delinquent and still accruing	6,937	0.08%	7,038	0.08%	6,285	0.08%	6,760	0.09%	6,613	0.09%
Total accruing delinquent loans	21,147	0.24%	19,200	0.23%	20,947	0.26%	42,944	0.55%	20,130	0.28%
Non-performing loans	26,991	0.31%	31,114	0.37%	37,854	0.48%	26,884	0.34%	29,681	0.41%
Total delinquent and non-performing loans	$48,138	0.55%	$50,314	0.60%	$58,801	0.74%	$69,828	0.89%	$49,811	0.69%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA

		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands)		2023	2022	2022	2022	2022
Total non-interest income		$16,606	$15,654	$16,251	$16,351	$20,681
Adj: Net securities (gains)/losses (1)		-	(163)	476	973	745
Total operating non-interest income (2)		$16,606	$15,491	$16,727	$17,324	$21,426

Total revenue	(A)	$114,139	$117,746	$108,335	$97,709	$89,744
Adj: Net securities (gains)/losses (1)		-	(163)	476	973	745
Total operating revenue (2)	(B)	$114,139	$117,583	$108,811	$98,682	$90,489

Total non-interest expense	(C)	$71,955	$70,014	$81,677	$68,475	$68,550
Adj: Merger, restructuring and other expense		36	2,617	(11,473)	(35)	(18)
Operating non-interest expense (2)	(D)	$71,991	$72,631	$70,204	$68,440	$68,532

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$42,184	$47,732	$26,658	$29,234	$21,194
Operating pre-tax, pre-provision net revenue (PPNR) (2)	(B-D)	42,148	44,952	38,607	30,242	21,957

Net income		$27,637	$30,505	$18,717	$23,115	$20,196
Adj: Net securities (gains)/losses (1)		-	(163)	476	973	745
Adj: Restructuring expense and other expense		(36)	(2,617)	11,473	35	18
Adj: Income taxes (expense)/benefit		7	529	(2,738)	(561)	(170)
Total operating income (2)	(E)	$27,608	$28,254	$27,928	$23,562	$20,789

(in millions, except per share data)
Total average assets	(F)	$11,805	$11,321	$11,315	$11,260	$11,493
Total average shareholders’ equity	(G)	1,214	1,213	1,189	1,182	1,189
Total average tangible shareholders’ equity (2)(3)	(H)	1,190	1,188	1,164	1,155	1,160
Total accumulated other comprehensive (loss) net of tax, end of period		(159)	(181)	(188)	(123)	(78)
Total tangible shareholders’ equity, end of period (2)(3)	(J)	972	930	917	987	1,066
Total tangible assets, end of period (2)(3)	(L)	12,297	11,638	11,291	11,552	12,069

Total common shares outstanding, end of period (thousands )	(M)	44,411	44,361	45,040	45,788	47,792
Average diluted shares outstanding (thousands )	(N)	44,036	44,484	45,034	46,102	48,067

GAAP earnings per common share, diluted (2)		$0.63	$0.69	$0.42	$0.50	$0.42
Operating earnings per common share, diluted (2)	(E/N)	0.63	0.64	0.62	0.51	0.43
Tangible book value per common share, end of period (2)	(K/M)	21.89	20.95	20.36	21.56	22.30
Total tangible shareholders’ equity/total tangible assets (2)	(J/L)	7.91	7.99	8.12	8.54	8.83

Performance ratios (4)
GAAP return on equity		9.11%	10.06%	6.30	7.82%	6.79%
Operating return on equity (2)	(E/G)	9.10	9.32	9.40	7.97	6.99
Return on tangible common equity (2)(5)		9.59	10.59	6.76	8.33	7.29
Operating return on tangible common equity (2)(5)	(E+Q)/(I)	9.59	9.83	9.92	8.48	7.49
GAAP return on assets		0.94	1.08	0.66	0.82	0.70
Operating return on assets (2)		0.94	1.00	0.99	0.84	0.72
Efficiency ratio (2)(6)	(D-Q)/(B+O+R)	59.51	58.25	62.01	66.60	72.61

Supplementary data (in thousands)
Tax benefit on tax-credit investments (7)	(O)	$2,897	$3,068	$620	$595	$596
Non-interest income tax-credit investments amortization (8)	(P)	(2,285)	(2,355)	(445)	(351)	(357)
Net income on tax-credit investments	(O+P)	612	713	175	244	239

Intangible amortization	(Q)	$1,205	$1,277	$1,285	$1,286	$1,286
Fully taxable equivalent income adjustment	(R)	1,908	1,845	1,715	1,560	1,524

(1)	As of March 31, 2023, securities gains/(losses) are included in operating income. Net securities (gains)/losses for prior periods include the change in fair value of the Company’s equity securities in compliance with the Company’s adoption of ASU 2016-01.
(2)	Non-GAAP financial measure.
(3)	Total tangible shareholders’ equity is computed by taking total shareholders’ equity less the intangible assets at end of period. Total tangible assets is computed by taking intangible assets at end of period.
(4)	Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.
(5)	Operating return on tangible equity is computed by dividing the total operating income/(loss) adjusted for the tax-effected amortization of intangible assets, assuming a 27% marginal rate, by tangible equity.
(6)	Efficiency ratio is computed by dividing total operating tangible non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total operating non-interest income adjusted to include tax credit benefit of tax shelter investments. The Company uses this non-GAAP measure to provide important information regarding its operational efficiency.
(7)	The tax benefit is the direct reduction to the income tax provision due to tax credits and deductions generated from investments in historic rehabilitation, low-income housing, new markets and solar.
(8)	The non-interest income amortization is the reduction to the tax-advantaged investments, which are incurred as the tax credits are generated.